Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
The components of net income (loss) before income tax expense are as follows (in thousands):

	Year Ended December 31,
	2025	2024
Domestic	$(3,528)	$(3,061)
Foreign	—	3

Total	$(3,528)	$(3,058)

A reconciliation of income taxes computed using the U.S. federal statutory rate to that reflected in operations follows after adoption of ASU
2023-09
on a retrospective basis (in thousands):

	Year Ended December 31,
	2025		2024
	Amount	Percent	Amount	Percent
Pretax loss	$(3,528)		$(3,058)
US Federal Statutory Tax Rate	(741)	21.0%	(642)	21.0%
Foreign tax effects	—	—	(1)	0.0%
Non-deductible items	571	-16.2%	88	-2.9%
Tax credits	—	—	(11)	0.4%
Change in valuation allowance	170	-4.8%	566	-18.5%

	$—	0.0%	$—	0.0%

The Company’s effective tax rate differs from the statutory rate primarily due to continued losses and the maintenance of a full valuation allowance on deferred tax assets, resulting in zero income tax expense for the period.
Deferred tax assets (liabilities) consist of the following as of December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$57,618	$53,281
Tax credit carryforwards	10,385	10,383
Share-based compensation	6,500	7,122
Capitalized research and development	8,867	12,370
Intangibles	20	—

Total deferred tax assets	$83,390	$83,156

Valuation allowance	(83,390)	(83,156)

Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the possible realization of its deferred tax assets. Management has considered the Company’s history of operating losses, in addition to the expected timing of the reversal of existing temporary differences and concluded, in accordance with the applicable accounting standards, that it is more likely than not that the Company will not realize the benefit of its deferred tax assets. Accordingly, the net deferred tax assets have been fully reserved at December 31, 2025 and December 31, 2024. Management reevaluates the positive and negative evidence on a quarterly basis.
The valuation allowance increased by approximately $0.2 million during the year ended December 31, 2025 primarily due to increases in capitalized research and development expenses, net operating losses, tax credit carryforwards and deferred tax assets related to share-based compensation.
At December 31, 2025 and 2024, Cyclerion has federal net operating loss carryforwards of approximately $211 million and $195 million, respectively, to offset future federal taxable income that will be carried forward indefinitely until utilized. As of December 31, 2025 and 2024, Cyclerion had state net operating loss carryforwards of approximately $212 million and $196 million, respectively, to offset future state taxable income, which will begin to expire in 2039 and will continue to expire through 2045. Cyclerion also had tax credit carryforwards of approximately $10.8 million as of December 31, 2025, to offset future federal and state income taxes. Federal credits begin to expire in 2039 and will continue to expire through 2044. State credits begin to expire in 2034 and continue through 2039.
The Company’s ability to use its operating loss carryforwards and tax credits to offset future taxable income could be subject to restrictions under Section 382 of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These potential restrictions may limit the future use of the operating loss carryforwards and tax credits if certain ownership changes described in the Internal Revenue Code occur. Changes in stock ownership may occur that would create these limitations on the Company’s use of the operating loss carryforwards and tax credits. In such a situation, the Company may be required to pay income taxes, even though significant operating loss carryforwards and tax credits exist.
The Company has not as yet conducted a study of its research and development credit carry forwards. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being
presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits,

and if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the consolidated balance sheets or statements of operations if an adjustment were required.
Upon audit, taxing authorities may challenge all or part of an uncertain income tax position. While Cyclerion has no history of tax audits since its inception on a standalone basis, it may be subject to tax audits by federal and state taxing authorities in the future. Accordingly, Cyclerion regularly assesses the outcome of potential examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. Cyclerion had no unrecognized tax benefits as of December 31, 2025 and 2024. Cyclerion will recognize interest and penalties, if any, related to uncertain tax positions in income tax expense. As of December 31, 2025 and 2024, no interest or penalties have been accrued. There are no current federal or state income tax audits in progress.